UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2026

Commission File Number: 000-52369

FitLife Brands, Inc.
(Exact name of registrant as specified in its charter.)

Nevada	20-3464383
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

5214 S. 136th Street, Omaha, Nebraska68137
(Address of principal executive offices)

(402) 991-5618
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	FTLF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On August 13, 2026, FitLife Brands, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended June 30, 2026. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On August 11, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1 – Election of Directors

	For	Withhold
Dayton Judd	6,473,347	7,871
Grant Dawson	6,404,721	76,497
Matt Lingenbrink	6,396,514	84,704
Seth Yakatan	6,392,827	88,391
Shannon Pappas	6,396,637	84,581

The Company’s Directors are elected by a plurality of the votes cast. Accordingly, each of the nominees named above were elected to serve on the Board of Directors until the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified.

Proposal No. 2 – Ratification of Appointment of Auditors

	For	Against	Abstain
Votes	8,279,628	119	5,251

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders ratified the appointment of Weinberg & Company, P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2026.

Item 7.01    Regulation FD Disclosure

See Item 2.02.

Disclaimer.

The information furnished pursuant to Item 2.02 and 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by referenced.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description
99.1	Press Release issued by FitLife Brands, Inc., dated August 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FitLife Brands, Inc.

August 13, 2026	By:	/s/ Dayton Judd
Dayton Judd
Chief Executive Officer